                                                                   Exhibit 99.01

                       First USA Credit Card Master Trust
                     Excess Spread Analysis - February 2002

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Series                                        1995-2          1996-2          1996-4          1996-6          1996-8         1997-1
Deal Size                                     $795MM          $723MM          $602MM        $1,039MM          $482MM         $904MM
Expected Maturity                            3/15/02         6/10/03         8/10/06        11/10/03         1/10/04        2/17/04
------------------------------------------------------------------------------------------------------------------------------------
Yield                                         16.14%          16.14%          16.14%          16.14%          16.14%         16.14%
Less: Coupon                                   2.18%           2.11%           2.15%           2.07%           2.05%          2.04%
      Servicing Fee                            1.50%           1.50%           1.50%           1.50%           1.50%          1.50%
      Net Credit Losses                        5.88%           5.88%           5.88%           5.88%           5.88%          5.88%
Excess Spread:
      February-02                              6.58%           6.64%           6.59%           6.68%           6.70%          6.72%
      January-02                               8.24%           8.30%           8.25%           8.34%           8.35%          8.48%
      December-01                              7.76%           7.69%           7.65%           7.73%           7.75%          7.92%
Three Month Average Excess Spread              7.53%           7.54%           7.50%           7.58%           7.60%          7.70%

Delinquency:
      30 to 59 Days                            1.39%           1.39%           1.39%           1.39%           1.39%          1.39%
      60 to 89 Days                            0.99%           0.99%           0.99%           0.99%           0.99%          0.99%
      90+ Days                                 2.08%           2.08%           2.08%           2.08%           2.08%          2.08%
      Total                                    4.47%           4.47%           4.47%           4.47%           4.47%          4.47%

Payment Rate                                  13.63%          13.63%          13.63%          13.63%          13.63%         13.63%

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Series                                        1997-2          1997-3          1997-4          1997-5      1997-6 (1)         1997-7
Deal Size                                     $602MM          $602MM          $602MM          $783MM        $1,566MM         $602MM
Expected Maturity                            5/17/04         6/17/02         6/17/07         8/17/04         7/17/02        9/17/04
------------------------------------------------------------------------------------------------------------------------------------
Yield                                         16.14%          16.14%          16.14%          16.14%          20.86%         16.14%
Less: Coupon                                   2.06%           2.03%           2.15%           2.48%           6.50%          2.04%
      Servicing Fee                            1.50%           1.50%           1.50%           1.50%           1.50%          1.50%
      Net Credit Losses                        5.88%           5.88%           5.88%           5.88%           5.88%          5.88%
Excess Spread:
      February-02                              6.69%           6.72%           6.60%           6.28%           6.98%          6.71%
      January-02                               8.46%           8.48%           8.37%           8.03%           8.38%          8.48%
      December-01                              7.89%           7.92%           7.81%           7.48%           7.93%          7.92%
Three Month Average Excess Spread              7.68%           7.71%           7.59%           7.26%           7.76%          7.70%

Delinquency:
      30 to 59 Days                            1.39%           1.39%           1.39%           1.39%           1.39%          1.39%
      60 to 89 Days                            0.99%           0.99%           0.99%           0.99%           0.99%          0.99%
      90+ Days                                 2.08%           2.08%           2.08%           2.08%           2.08%          2.08%
      Total                                    4.47%           4.47%           4.47%           4.47%           4.47%          4.47%

Payment Rate                                  13.63%          13.63%          13.63%          13.63%          13.63%         13.63%

====================================================================================================================================

     (1)  Includes effect of Series 1997-6 Net SWAP Receipts or Payments.

                       First USA Credit Card Master Trust
                     Excess Spread Analysis - February 2002

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Series                                   1997-8          1997-9          1998-1          1998-4          1998-5         1998-6
Deal Size                                $939MM          $602MM          $843MM          $843MM          $783MM         $964MM
Expected Maturity                       9/17/07        10/17/04         5/18/03         7/18/05         8/18/03        8/18/08
-------------------------------------------------------------------------------------------------------------------------------
Yield                                    16.14%          16.14%          16.14%          16.14%          16.14%         16.14%
Less: Coupon                              2.10%           2.01%           2.38%           2.02%           2.00%          2.42%
      Servicing Fee                       1.50%           1.50%           1.50%           1.50%           1.50%          1.50%
      Net Credit Losses                   5.88%           5.88%           5.88%           5.88%           5.88%          5.88%
Excess Spread:
      February-02                         6.66%           6.74%           6.38%           6.74%           6.75%          6.34%
      January-02                          8.42%           8.50%           8.14%           8.51%           8.53%          8.10%
      December-01                         7.86%           7.94%           7.57%           7.93%           7.94%          7.53%
Three Month Average Excess Spread         7.65%           7.73%           7.37%           7.72%           7.74%          7.32%

Delinquency:
      30 to 59 Days                       1.39%           1.39%           1.39%           1.39%           1.39%          1.39%
      60 to 89 Days                       0.99%           0.99%           0.99%           0.99%           0.99%          0.99%
      90+ Days                            2.08%           2.08%           2.08%           2.08%           2.08%          2.08%
      Total                               4.47%           4.47%           4.47%           4.47%           4.47%          4.47%

Payment Rate                             13.63%          13.63%          13.63%          13.63%          13.63%         13.63%

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Series                                   1998-8          1998-9          1999-1          1999-2          1999-3         1999-4
Deal Size                                $602MM          $747MM        $1,205MM          $602MM          $833MM         $595MM
Expected Maturity                       9/18/05         1/20/04         2/19/04         2/21/06         4/19/04        5/20/02
-------------------------------------------------------------------------------------------------------------------------------
Yield                                    16.14%          16.14%          16.14%          16.14%          16.14%         16.14%
Less: Coupon                              2.09%           5.35%           2.44%           2.50%           2.44%          2.01%
      Servicing Fee                       1.50%           1.50%           1.50%           1.50%           1.50%          1.50%
      Net Credit Losses                   5.88%           5.88%           5.88%           5.88%           5.88%          5.88%
Excess Spread:
      February-02                         6.66%           3.40%           6.32%           6.26%           6.32%          6.75%
      January-02                          8.44%           5.06%           8.07%           8.01%           8.07%          8.52%
      December-01                         7.85%           4.65%           7.50%           7.44%           7.50%          7.92%
Three Month Average Excess Spread         7.65%           4.37%           7.30%           7.24%           7.30%          7.73%

Delinquency:
      30 to 59 Days                       1.39%           1.39%           1.39%           1.39%           1.39%          1.39%
      60 to 89 Days                       0.99%           0.99%           0.99%           0.99%           0.99%          0.99%
      90+ Days                            2.08%           2.08%           2.08%           2.08%           2.08%          2.08%
      Total                               4.47%           4.47%           4.47%           4.47%           4.47%          4.47%

Payment Rate                             13.63%          13.63%          13.63%          13.63%          13.63%         13.63%

===============================================================================================================================

                       First USA Credit Card Master Trust
                     Excess Spread Analysis - February 2002

------------------------------------------------------------------------------------------------------------------
Series                                                     2001-1          2001-2          2001-3          2001-4
Deal Size                                                  $893MM        $1,488MM          $750MM          $714MM
Expected Maturity                                         1/19/06         3/19/04         3/20/06         8/10/06
------------------------------------------------------------------------------------------------------------------
Yield                                                      16.14%          16.14%          16.14%          16.14%
Less: Coupon                                                2.10%           2.04%           2.10%           2.08%
      Servicing Fee                                         1.50%           1.50%           1.50%           1.50%
      Net Credit Losses                                     5.88%           5.88%           5.88%           5.88%
Excess Spread:
      February-02                                           6.65%           6.72%           6.66%           6.67%
      January-02                                            8.42%           8.48%           8.43%           8.33%
      December-01                                           7.83%           7.89%           7.84%           7.72%
Three Month Average Excess Spread                           7.63%           7.70%           7.64%           7.58%

Delinquency:
      30 to 59 Days                                         1.39%           1.39%           1.39%           1.39%
      60 to 89 Days                                         0.99%           0.99%           0.99%           0.99%
      90+ Days                                              2.08%           2.08%           2.08%           2.08%
      Total                                                 4.47%           4.47%           4.47%           4.47%

Payment Rate                                               13.63%          13.63%          13.63%          13.63%

=================================================================================================================